UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2024
(June 9, 2024)

Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
1-877-375-2422
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
On June 9, 2024, American International Group, Inc. (“AIG”) waived its right under the Separation Agreement (the “Agreement”) dated as of September 14, 2022 and amended as of May 16, 2024 between AIG and Corebridge Financial, Inc. (“Corebridge”) to include a majority of the candidates on each slate of candidates recommended by the Corebridge Board of Directors (the “Board”) to Corebridge’s stockholders in connection with a meeting of stockholders (each, a “Corebridge Slate”).
The foregoing description of the waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the waiver, a copy of which will be attached as an exhibit to Corebridge’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 9, 2024, Christopher Schaper resigned as a member of the Board, effective immediately. Mr. Schaper served as a member of the Board pursuant to the Agreement. Following Mr. Schaper’s resignation, the Board’s size has been reduced to twelve directors.
Item 7.01    Reg FD Disclosure.
On June 10, AIG announced that it has met the requirements for the deconsolidation for accounting purposes of Corebridge. The deconsolidation is a result of Mr. Schaper’s resignation and AIG’s waiver of its right to include a majority of the candidates for election on each Corebridge Slate.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release of Corebridge Financial, Inc., dated June 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024	Corebridge Financial, Inc.

	By:	/s/ Christine Nixon
Name: Christine Nixon
Title: Executive Vice President and General Counsel